UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 25, 2005

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

Approval of Resource Conservation Plan

Consumers Energy Company ("Consumers") purchases power under a long term contract from a natural gas-fueled combined-cycle cogeneration facility (the "MCV Facility") operated by the Midland Cogeneration Venture Limited Partnership (the "MCV Partnership"), in which Consumers has a 49 percent interest. In February 2004, Consumers filed with the Michigan Public Service Commission (the "MPSC") a request for approval of a resource conservation plan (the "RCP"). On January 25, 2005, the MPSC issued an order approving the RCP, with modifications. The terms of the order are consistent with Consumers’ expectations in the RCP proceeding. The purpose of the RCP is to help conserve natural gas and thereby improve Consumers’ investment in the MCV Partnership as discussed below, without raising the costs paid by Consumers’ electric customers. The RCP allows for a change in the operation of the MCV Facility to dispatch it on the basis of natural gas market prices. This change will reduce the MCV Facility’s production of electricity and consumption of natural gas by an estimated 30 to 40 billion cubic feet annually. The substantial MCV Facility fuel cost savings will be used first to offset fully the cost of replacement power to Consumers’ electric customers. Second, $5 million annually will be used to fund a renewable energy program. Remaining savings will be split between the MCV Partnership and Consumers. Consumers’ direct savings will be shared 50 percent with its customers in 2005 and 70 percent in 2006 and beyond. In addition, the RCP subjects a larger portion of the MCV Facility’s gas contracts to mark-to-market accounting. Based upon current market gas prices, this is expected to result in a gain in Consumers’ 2005 earnings. Consumers and the MCV Partnership’s general partners have accepted the terms of the order and are implementing the RCP.

The order is available on the MPSC website at www.michigan.gov/mpsc and attached as an exhibit hereto is Consumers’ news release.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Consumers Energy Company News Release dated January 27, 2005

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND RISK FACTORS” found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy Corporation’s and Consumers’ Forms 10-Q for the Quarter Ended September 30, 2004 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy Corporation’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

January 27, 2005	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

January 27, 2005	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Consumers Energy Company News Release dated January 27, 2005